                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report - June 1, 2001

                                SUN BANCORP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Pennsylvania                 0-14745                23-2233584
  ----------------------------     ------------       ----------------------
  (State of Other Jurisdiction      (Commission            (IRS Employer
        of Incorporation)           File Number)       Identification Number)


         2-16 South Market Street
         Selinsgrove, Pennsylvania                                 17870
  ----------------------------------------                       ----------
  (Address of Principal Executive Offices)                       (Zip Code)


     Registrant's Telephone Number (Including Area Code)  (570) 374-1131
                                                          --------------

                                    N/A
          ------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 1.  CHANGES IN CONTROL OF REGISTRANT
         --------------------------------

         Not Applicable.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

         Not Applicable.

Item 3.  BANKRUPTCY OR RECEIVERSHIP
         --------------------------

         Not Applicable.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
         ---------------------------------------------

         Not Applicable.

Item 5.  OTHER EVENTS
         ------------

         Registrant files this Current Report on Form 8-K to submit a copy of Registrant's Press Release, dated May 31, 2001, regarding the completion of the acquisition of Guaranty Bank, N.A. The acquisition is being accounted for as a purchase with the deal being valued at approximately $14.4 million in the aggregate.

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS
         --------------------------------------

         Not Applicable.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         Exhibits:

         99 Press Release of Registrant, Sun Bancorp, Inc., dated May 31, 2001, regarding the completion of the acquisition of Guaranty Bank, N.A.

Item 8.  CHANGE IN FISCAL YEAR
         ---------------------

         Not Applicable.




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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    SUN BANCORP, INC.
                                                      (Registrant)


Dated: June 1, 2001                          /s/ ROBERT J. McCORMACK
                                           -----------------------------------
                                                  Robert J. McCormack
                                           President & Chief Executive Officer
                                              (Principal Executive Officer)



Dated: June 1, 2001                          /s/ JONATHAN J. HULLICK
                                           -----------------------------------
                                                  Jonathan J. Hullick
                                            Exec. VP & Chief Financial Officer
                                               (Principal Financial Officer)